SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):      October 23, 1996

          NEW ENGLAND LIFE PENSION PROPERTIES II; A REAL ESTATE LIMITED
                                   PARTNERSHIP
          (Exact Name of Registrant as Specified in its Charter)


                                  Massachusetts
          (State or Other Jurisdiction of Incorporation)


     0-13323                                 04-2803902
(Commission File Number)           (IRS Employer Identification No.)


399 Boylston Street, Boston, MA                        02116
(Address of principal executive offices)               (Zip Code)

                         (617) 578-1200
Registrant's Telephone Number, Including Area Code


                         Not Applicable
     (Former Name or Former Address, if Changed Since Last Report)




Item 2.  Acquisition or Disposition of Assets.
----------------------------------------------

     On October 23, 1996, New England Life Pension Properties II; A Real Estate Limited Partnership sold all of its interest in a property located at 19100 Susana Drive, Rancho Domingo, California to the ground lessee/ borrower, for gross proceeds of $2,900,000. The terms of the sale were determined by arms-length negotiation between the buyer and Copley Real Estate Advisors, Inc., on behalf of the seller.

Item 7.  Financial Statements and Exhibits.
-------------------------------------------

     None


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 31, 1996       NEW ENGLAND LIFE PENSION PROPERTIES II;
                              A REAL ESTATE LIMITED PARTNERSHIP
                              (Registrant)



                          By:Copley Properties Company II, Inc.,
                             Managing General Partner


                          By:Wesley M. Gardiner, Jr.
                             ---------------------------
                          Name:Wesley M. Gardiner, Jr.
                          Title:       Vice President